Goodwill and Intangible Assets - Schedule of estimated future amortization expenses (Detail) - USD ($) $ in Thousands	Mar. 31, 2021	Dec. 31, 2020	Dec. 31, 2019
Finite-Lived Intangible Assets, Amortization Expense, Maturity Schedule [Abstract]
Remainder of 2021	$ 147,319	$ 195,704
2022	194,208	193,094
2023	190,663	189,512
2024	189,711	188,549
2025	184,576	183,401
Thereafter	605,659	602,536
Total amortization expense	$ 1,512,136	$ 1,552,796	$ 1,700,596